SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934


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The Dewey Electronics Corporation
(Name of Registrant as Specified in Its Charter)

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   if other than the Registrant)

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THE DEWEY ELECTRONICS CORPORATION


_________________________________________



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of THE DEWEY ELECTRONICS CORPORATION (the "Corporation") will be held at the office of the Corporation at 27 Muller Road, Oakland, New Jersey, on Thursday, December 8, 2011 at 10 a.m. (Eastern Standard Time) for the purposes of:

(1) electing five directors to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify;

(2)   approving the Corporation's 2011 Stock Option Plan; and

(3) transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 21, 2011 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

If you will be unable to attend the meeting, you are respectfully requested to sign and return the accompanying proxy in the enclosed envelope.



By Order of the Board of Directors



JOHN H.D. DEWEY
Secretary


November 1, 2011


                                      2


THE DEWEY ELECTRONICS CORPORATION
_______________________________________

PROXY STATEMENT

This proxy statement is furnished to the stockholders of The Dewey Electronics Corporation (hereinafter referred to as the "Corporation") in connection with the solicitation of proxies for the annual meeting of stockholders to be held on December 8, 2011. The mailing address of the Corporation's executive offices is 27 Muller Road, Oakland, New Jersey 07436, and its telephone number is (201) 337-4700. The Corporation plans to commence the mailing of this proxy statement to stockholders on or about November 1, 2011.

The enclosed proxy is solicited by the Board of Directors of the Corporation.
A person giving the proxy has the power to revoke it at any time before its exercise by notice to such effect delivered to the Secretary of the Corporation

The Corporation will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interviews, by telephone or by electronic means. No additional compensation will be paid to the Corporation's directors, officers or other employees for such services.

It is important that your shares are represented at the meeting.

Whether or not you expect to attend the meeting, please be sure that the enclosed proxy card is properly completed, dated, signed and returned without delay in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time prior to the time it is voted.

VOTING SECURITIES OUTSTANDING; VOTES REQUIRED

Shares of Common Stock, 1,362,031 of which were outstanding as of the close of business on September 30, 2011, are the only voting securities of the Corporation and are entitled to one vote per share. Only holders of Common Stock of record at the close of business on October 21, 2011 will be entitled To vote at the annual meeting of stockholders.

A plurality of the votes cast by the stockholders entitled to vote at the annual meeting is required to elect the director nominees, and a majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to approve the 2011 Stock Option Plan and take any other action. Votes withheld, abstentions and any broker non-votes will not have the effect of votes cast either in favor of or in opposition to a nominee, with respect to approval of the 2011 Stock Option Plan, or with respect to any other business properly brought before the annual meeting, but will be treated as present for quorum purposes.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 8, 2011

The Corporation's proxy statement and Annual Report for the year ended June 30, 2011 are available at http://www.cfpproxy.com/2919.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Corporation's Common Stock, as of September 30, 2011 (except as otherwise noted), by: (i) each person who is known by the Corporation to own beneficially more than five percent of the Corporation's Common Stock, (ii) each of the Corporation's directors and nominees for director, (iii) each of the Corporation's executive officers for whom information is provided in the "Summary Compensation Table" below, and (iv) all executive officers and directors as a group. The information presented in the table is based upon certain filings with the Securities and Exchange Commission by such persons, as indicated in the notes to the table below, or upon information otherwise provided by such persons to the Corporation. According to such filings or other information, such persons have sole voting and investment power with respect to shares reported as beneficially owned (except as indicated in the notes to the table below).

                                       3


The address of each person who is a director or officer of the Corporation is 27 Muller Road, Oakland, New Jersey 07436.

Name of Beneficial Owner                  Number of Shares          % of the
                                          Beneficially Owned        Common Stock

John H.D. Dewey                           457,072  (1) (3)          33.15%

Frederick R. Dewey
2835 Second St.,
Santa Monica, CA 90405                    259,905  (2) (3)          19.08%

Hummingbird Management, LLC
145 East 57th St.,
NY, NY 10022                              220,546  (4)              16.19%

LTG James M. Link (USA Retired)             1,000                       *

Nathaniel Roberts                          10,998                       *

John B. Rhodes                                  0                      --

Ronald Tassello                                 0                      --

Edward L. Proskey                          16,810  (5)               1.23%

Stephen P. Krill                            3,800  (6)                  *

Dana P. Hollis                              3,800  (7)                  *

All Directors and Executive
Officers as a Group  (8 persons)          493,480  (8)              35.42%

* Less than 1%.

(1) Consists of (i) 150,059 shares of Common Stock owned directly by John H.D. Dewey ("JHDD"), (ii) 16,800 shares of Common Stock issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2011, (iii) 97,258 shares of Common Stock owned directly by a trust for the benefit of JHDD's sister, of which JHDD is the sole trustee, (iv) 20,000 shares of Common Stock held in a custodial account for JHDD's son who is a minor and
(v) 172,955 shares of Common Stock held by the Estate of Frances D. Dewey (the "Estate Shares"). The table does not include 4,000 shares issuable under stock options which become exercisable on December 13, 2011 and 4,700 shares issuable under stock options which become exercisable on September 22, 2012.

(2) Based on Amendment #1 to Schedule 13G filed with the Securities and Exchange Commission on September 4, 2009 by Frederick R. Dewey ("FRD"). Consists of (i) 86,950 shares of Common Stock owned directly by FRD and (ii) the Estate Shares.

(3) On August 19, 2009, JHDD and his brother, FRD, were appointed executors of the Estate of Frances D. Dewey by the Surrogate's Court of New York County. In such capacity, they share beneficial ownership of the Estate Shares.

(4) Based on a Form 3 filed with the Securities and Exchange Commission on July 7, 2009 by Paul D. Sonkin, The Hummingbird Value Fund, L.P., The Tarsier Nanocap Value Fund, LP, Hummingbird Capital, LLC, and Hummingbird Management, LLC (the "Reporting Persons"). The Form 3 provides that (a) 129,763 shares are owned directly by The Hummingbird Value Fund, L.P. and (b) 90,783 shares are owned directly by The Tarsier Nanocap Value Fund, LP. According to the Form 3, (a) Paul D. Sonkin is the Managing Member of (i) Hummingbird Capital, LLC, which is the general partner of The Hummingbird Value Fund, L.P. and The Tarsier Nanocap Value Fund, LP, and (ii) Hummingbird Management, LLC, which is the investment manager to The Hummingbird Value Fund, L.P. and The Tarsier Nanocap Value Fund, LP, and (b) the Reporting Persons are members of a group for purposes of Section 13(d) of the Securities Exchange Act of 1934.


                                        4



(5) Includes 6,800 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2011. The table does not include 3,000 shares issuable under stock options which become exercisable on December 13, 2011 and 1,700 shares issuable under stock options which become exercisable on September 22, 2012.

(6) Includes 3,800 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2011. The table does not include 3,000 shares issuable under stock options which become exercisable on December 13, 2011 and 1,700 shares issuable under stock options which become exercisable on September 22, 2012.

(7) Includes 3,800 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2011. The table does not include 3,000 shares issuable under stock options which become exercisable on December 13, 2011 and 1,700 shares issuable under stock options which become exercisable on September 22, 2012.

(8) Includes 31,200 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2011. The table does not include 13,000 shares issuable under stock options which become exercisable on December 13, 2011 and 9,800 shares issuable under stock options which become exercisable on September 22, 2012.

ELECTION OF DIRECTORS

At the annual meeting of stockholders, five directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualify. The shares represented by the accompanying proxy will be voted for the re-election of John H.D. Dewey, LTG James M. Link (USA Ret), Nathaniel Roberts, John B. Rhodes, and Ronald Tassello, unless a contrary specification is made.
If any such nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the accompanying proxy may be voted for such other person as may be determined by the holders of such proxies, or the Board of Directors may elect to reduce the number of directors.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

Information Concerning Directors and Nominees

The following table sets forth the name of each nominee for election to the Board of Directors, his age, principal occupation during the past five years and the name and principal business of any corporation or organization in which such occupation is or was carried on, and the period during which he has served as director.


                                        5



Name          Age             Principal Occupation During Past       Director
                              Five Years; Other Directorships        Since
                              and Positions With Corporation

John H.D.     46              President, Chief Executive Officer     1999
Dewey                         and Secretary of the Corporation
                              (Secretary since September 23, 2009;
                              President and Chief Executive Officer
                              since December 4, 2002; Acting Chief
                              Executive Officer from June 14, 2002
                              until December 4, 2002)

                              Not-For-Profit organization:

                             Trustee, NY Institute for Special Education
                             (since  January 15, 2003)

                             Chairman since November 1, 2010
                             Cornerstone Literacy, Inc.

LTG James M.  69             Retired since January 31, 2008           2001
Link (USA Retired)           Special Advisor, Teledyne
                             Technologies Inc. (until January 31, 2008)
                             President and Director,
                             Teledyne Brown Engineering
                             (retired August 1, 2007)
                             (Systems Engineering)

                             Director, Superior Bank

Nathaniel     45             President, Managed Citrus, Inc.          1999
Roberts                      (Citrus Growers)

                             Chair, Economic Council of Palm
                             Beach County

John B.       55             Senior Advisor                          2005
Rhodes                       (from April 2007 through June 2010)
                             Good Energies, Inc.
                             (Renewable Energy Investments)

                             Director, Tonix Pharmaceuticals
                             (since October 2010)

                             Not-For-Profit organizations:

                             Board President, NY Institute for Special
                               Education

                             Treasurer (since November 2010)
                             and former Chairman (until October 31, 2010) of Cornerstone Literacy Inc (formerly known as Cornerstone, a program of the NYISE)

                             Secretary, Citizens Budget Commission of New York

                             Audit Committee Chair, American Federation of Aging Research

                             Trustee, Hospital for Joint Diseases, New York City (until December 2010)

                             Director, SPARC (Sickness Prevention Achieved Through Regional Cooperation) (until May 2011)

Ronald
Tassello, CPA  54            Chief Financial Officer                    2006
                             (since December 2007)
                             Wolfson Casing Corporation
                             (Producers of Sausage Casings)

                             Chief Financial Officer (until December 2007) HYTORC (division of UNEX Corporation) (Industrial Bolting Tools and Technology)

                             Chief Financial Officer (from 1996 to July 2006) Alcan Baltek Corporation
                             (Producer of Balsa-based Products)

As indicated in the table above, each nominee for election to the Board of Directors is currently serving as a member of the Board and is standing for re-election. Mr. Dewey's experience as the Corporation's President and Chief Executive Officer and, previously, as a management consultant to technology and engineering clients, makes him a valuable member of the Board. LTG Link's military and engineering background and his experience in the defense industry makes him a valuable member of the Board. Mr. Robert's business and executive management experience, including experience with large property management, makes him a valuable member of the Board. Mr. Rhodes' business and consulting experience (including his former position as a Vice President of Booz Allen Hamilton, Inc. advising aerospace and defense companies) makes him a valuable member of the Board. Mr. Tassello's financial and accounting experience and his service as a chief financial officer makes him a valuable member of the Board.

                                             6

SEC rules require that the Corporation disclose whether members of the Board of Directors are "independent", as that term is defined in stock exchange rules. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, LTG James M. Link, Nathaniel Roberts, John B. Rhodes and Ronald Tassello would be "independent" for these purposes and John H.D. Dewey would not be "independent" for these purposes.

During the Corporation's last fiscal year ended June 30, 2011, the Board of Directors and its committees held a total of ten meetings (including telephonic meetings). The Board of Directors has the following committees:(1) Audit Committee, (2) Executive Compensation Committee, (3) Stock Option ommittee and (4) Business Development Committee. The Board does not have a nominating committee.

The Audit Committee is composed of Ronald Tassello (Chairman), John Rhodes and James M. Link. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, all of the members of the Audit Committee would be "independent" for these purposes. The Committee held four meetings during the last fiscal year. For additional information regarding the Audit Committee, see "Independent Public Accountants" below.

The Executive Compensation Committee is composed of Messrs. Roberts, Link and Tassello. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, all of the members of the Executive Compensation Committee would be "independent" for these purposes. The Committee held one meeting during the last fiscal year. The Committee assists the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. It reviews and makes recommendations to the Board with respect to major compensation plans, policies and programs for the Corporation. The CEO meets with, and discusses executive performance with, the Committee. The Committee evaluates this information and takes it into account in making recommendations to the entire Board for approval. The Committee did not retain advisors in the last fiscal year. It does not have a charter.

The Stock Option Committee is composed of Messrs. Rhodes and Roberts. The Committee held one meeting during the last fiscal year. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, all of the members of the Stock Option Committee would be "independent" for these purposes. The Committee administers the 1998 Stock Option Plan of the Corporation and will administer the 2011 Stock Option Plan of the Corporation described below under "Approval of the 2011 Stock Option Plan" (if such plan is approved by the Corporation's stockholders at the annual meeting). The Committee did not retain advisors in the last fiscal year. It does not have a charter.

The Business Development Committee is composed of John H.D. Dewey and LTG Link. The Committee assists in the identification and pursuit of potential business opportunities for the Corporation.

During the fiscal year ended June 30, 2011, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

Director Compensation

The following table sets forth the compensation paid to each non-employee director of the Corporation for the fiscal year ended June 30, 2011:

Name of Director              Fees Earned or Paid in Cash       Total

James M. Link                          $28,800                  $28,800
Nathaniel A. Roberts                    $4,800                   $4,800
John B. Rhodes                          $4,800                   $4,800
Ronald Tassello                         $4,400                   $4,400

                                    7


The Corporation's current policy regarding standard compensation of directors is to pay $4,000 per annum plus $400 for each Board meeting attended in person. For the fiscal year ended June 30, 2011, no payments for services as a director or committee member were made to John H.D. Dewey (who received
compensation as an officer of the Corporation).    In addition to the standard
directors fees, James M. Link was paid $24,000 for serving on the Business Development Committee. In December 2001, stockholders approved a Stock Option Plan for Non-Employee Directors under which options exercisable for a total of 50,000 shares of Common Stock may be granted. To date, no options have been granted under this plan, which is administered by the Board.

Executive Officers

In addition to John H. D. Dewey (see "Information Concerning Directors and Nominees" above), the Corporation's executive officers are:

Edward L. Proskey, age 55, who was elected Vice President, Operations of the Corporation in June 1994. He became Senior Vice President, Operations in June 2003 and Senior Vice President in August 2008.

Dana P. Hollis, age 60, who was elected as Vice President, Business Development/Program Management in January 2007. Previously, from May 1985 to 2006, Mr. Hollis was employed by Smiths Aerospace, LLC, a systems and avionics manufacturer, in various positions, including Senior Project Engineering Manager and Senior Program Manager; and previous to that he was the Senior Project Engineer - Engine Controls and Accessories at United Technologies from October 1979 to April 1985.

Stephen P. Krill, age 59, who became an employee of the Corporation in September 2005 and was elected Treasurer in December 2005. Previously, from January 16, 2005, Mr. Krill provided financial consulting services to the Corporation as an employee of Resources Global Professionals, a temporary financial staffing company; from 2001 to 2005 he was an associate with Robert Half, Inc., also a temporary financial staffing company; and previous to that he spent 15 years at Southco Inc., a manufacturer of access hardware, as a Controller and Corporate Financial Consultant.

Summary Compensation Table

The following table sets forth the aggregate compensation paid by the Corporation during the Corporation's last two fiscal years to (1) the chief executive officer of the Corporation and (2) the three most highly compensated executive officers of the Corporation other than the chief executive officer.

Name and               Fiscal Year   Salary      Bonus    Option         Total
Principal Position     ended         ($)         ($)      Awards         ($)
                       June 30,                           ($)(1)(2)

John H.D. Dewey
President/CEO,
 Secretary             2011          165,636      --      5,591          171,227
                       2010          157,703      --      6,077          163,780

Edward L. Proskey      2011          131,481      --      4,729          136,210
Senior V.P.            2010          125,692      3,500   4,988          134,180

Stephen P. Krill       2011          136,577      --      4,729          141,306
Treasurer              2010          133,023      --      4,988          138,011

Dana P. Hollis, V.P.,  2011          134,499      12,000  4,729          151,228
Business Development/  2010          128,671      12,000  4,988          145,659
Program Management



(1) Reflects the grant date fair value of stock options, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 (excluding the estimated effect of any forfeitures), granted in fiscal years ended June 30, 2011 and 2010 pursuant to the Corporation's 1998 Stock Option Plan (as amended). This is the total amount the Corporation would expect to expense in its financial statements over the vesting period of the options. Assumptions used in the calculation of such amounts are included in Note 5 to the Corporation's audited financial statements for the fiscal year ended June 30, 2011 included in the Corporation's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 26, 2011. Amounts reflected in this column may not correspond to the actual value that will be received by the executive from these awards. These options were granted (a) on December 13, 2010 and become fully vested on December 13, 2011 and (b) on March 31, 2010 and became fully vested on March 31, 2011.

                                    8


(2) During the fiscal year ended June 30, 2011, John Dewey was granted an option to purchase 4,000 shares of Common Stock and each other named executive officer was granted an option to purchase 3,000 shares of Common Stock. The exercise price and expiration date of these options is shown in the "Outstanding Equity Awards at 2011 Fiscal Year-End" table below. During the fiscal year ended June 30, 2010, John Dewey was granted an option to purchase 4,000 shares of Common Stock and each other named executive officer was granted an option to purchase 3,000 shares of Common Stock. The exercise price and expiration date of these options is shown in the "Outstanding Equity Awards at 2011 Fiscal Year-End" able below.

Stock Options

None of the executive officers of the Corporation for whom information is provided in the "Summary Compensation Table" above exercised any stock options during the Corporation's last fiscal year (ended June 30, 2011). The following table sets forth, for each such executive officer, the total number of securities underlying unexercised options as of the end of the Corporation's last fiscal year (June 30, 2011).

Outstanding Equity Awards at 2011 Fiscal Year-End


Name of      Option    Number of      Number of        Option      Option
Executive    Grant     Securities     Securities       Exercise    Expiration
             Date      Underlying     Underlying       Price ($)   Date
             (1)       Unexercised    Unexercised
                       Options (#)    Options (#)
                       Exercisable    Unexercisable

John H.D.
Dewey        12/11/02  12,000             0            3.93        12/10/12
             12/3/08      800             0            1.76        12/2/13
             3/31/10    4,000             0            2.47        3/30/15
             12/13/10       0         4,000            2.20        12/12/15

Edward L.
Proskey      12/11/02   3,000             0            3.93        12/10/12
             12/3/08      800             0            1.60        12/2/18
             3/31/10    3,000             0            2.24        3/30/20
             12/13/10       0             3            2.00        12/12/20

Dana P.
Hollis       12/3/08      800             0            1.60        12/2/18
             3/31/10    3,000             0            2.24        3/30/20
             12/13/10       0         3,000            2.00        12/12/20

Stephen P.
Krill        12/3/08      800             0            1.60        12/2/18
             3/31/10    3,000             0            2.24        3/30/20
             12/13/10       0         3,000            2.00        12/12/20


(1) Options granted on December 11, 2002 vested and become exercisable as to each named executive officer in two installments: 50% on December 11, 2003 and 50% on December 11, 2004. Options granted on December 3, 2008 vested and became exercisable on December 3, 2009. Options granted on March 31, 2010 vested and became exercisable on March 31, 2011. Options granted on December 13, 2010 will vest and become exercisable on December 13, 2011.

Retirement Benefits

The Corporation has a non-contributory pension plan for substantially all active employees, under which, in general, employees can receive an amount per month equal to 0.8% multiplied by their years of service (up to a maximum of 35 years of service) multiplied by their average monthly earnings (based on earnings during the five years preceding retirement), up to a specified maximum of $850 per month for life assuming normal retirement at age 65. Upon the employee's death, 50% of the monthly benefit is payable to the employee's spouse for life.

                                         9



Insurance Arrangements

The Corporation has insurance coverage under which its directors and officers (as well as the Corporation) are indemnified under certain circumstances with respect to litigation and other costs and liabilities arising out of actual or alleged misconduct of such directors and officers. The Corporation pays all premiums to the insurer.

Section 16(a) Beneficial Ownership Reporting Compliance

For the fiscal year ended June 30, 2011, based solely on a review of copies of reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers, directors and 10% shareholders were complied with.

Certain Corporate Governance Matters

Board Leadership Structure.  The positions of Chairman of the Board and
Chief Executive Officer of the Corporation are currently held by the same individual, John Dewey. The Board of Directors does not have a lead independent director. The Board believes that, in light of the Corporation's size, as well as the size of the Board, this structure currently is the preferable leadership structure for the Corporation.

Board Role in Risk Oversight. The Board of Directors as a whole has ultimate oversight responsibility for the risk management process. The risk oversight function is carried out both by the full Board and by individual Board committees. The Audit Committee oversees risks associated with financial and accounting matters, and the Corporation's financial reporting and internal control systems. On a regular basis the Board and its committees receive information and reports from senior management (and, when appropriate, from outside counsel and other advisors) in order to identify, evaluate and take steps to manage and mitigate the risks associated with the Corporation's strategic and business plans and operations.

Code of Business Conduct and Ethics. The Corporation has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees. The code is available at the Corporation's website at www.deweyelectronics.com. Any substantive amendments to the code and any grant of a waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in a report on Form 8-K.

Stockholder Communications with the Board of Directors. The Corporation's Board of Directors has adopted the following policy by which stockholders may communicate with the Board or with individual directors or Board committees. The communication should be in writing, addressed to the Board or applicable committee or directors, c/o Corporate Secretary, The Dewey Electronics Corporation, at the Corporation's executive offices. The Corporate Secretary will review all such correspondence received and will periodically, at least quarterly, forward to the applicable directors a summary of all such correspondence together with copies of correspondence that the Corporate Secretary believes should be seen in its entirety. Correspondence or summaries will be forwarded to the applicable directors on an expedited basis where the Corporate Secretary deems it appropriate. Communications raising concerns related to the Corporation's accounting, internal controls, or auditing matters will be immediately brought to the attention of the Audit Committee.

Directors may at any time review a log of correspondence received by the Corporation that is addressed to the director (or to the full Board or a Board committee on which he serves) and may request copies of any such correspondence.

The Corporation believes that it is important for directors to directly hear concerns expressed by stockholders. Accordingly, it is the Corporation's policy that Board members are expected to attend the Annual Meeting of Stockholders absent a compelling commitment that prevents such attendance. The December 2010 Annual Meeting was attended by Messrs. Dewey , Link, Roberts and Rhodes; Mr. Tassello did not attend.

Director Nominations. The candidates for election as directors at the annual meeting have been nominated by the Board. The Corporation does not have a nominating committee; the Board believes that it is desirable for such decisions to be made by the entire Board.

In evaluating director candidates for purposes of recommending director candidates to the Board, the Board will consider the following factors: the candidate's moral character and personal integrity; whether the candidate has expertise and experience relevant to the Corporation's business; whether the candidate's expertise and experience complements the expertise and experience of the other directors; whether the candidate would be independent of any particular constituency and able to represent the interests of all stockholders of the Corporation; the congeniality of the candidate with the other directors; whether the candidate would have sufficient time available to devote to Board activities; and any other factors deemed relevant by the Board. The Board does not believe that there are any specific minimum qualifications, qualities or skills that a Board-recommended nominee for election to the Board of Directors must possess, and instead is of the view that each candidate should be considered based on his or her individual experience and other qualifications, as well as the Corporation's circumstances. The Board does not have a diversity policy for consideration of director candidates.

                                  10


The Board will consider director candidates recommended by stockholders of the Corporation. Stockholders may recommend an individual for consideration by submitting to the Board the name of the individual, his or her background (including education and employment history), a statement of the particular skills and expertise that the candidate would bring to the Board, the name, address and number of shares of the Corporation beneficially owned by the stockholder submitting the recommendation, any relationship or interest between such stockholder and the proposed candidate, and any additional information that would be required under applicable SEC rules to be included in the Corporation's proxy statement if such proposed candidate were to be nominated as a director.

Such submissions should be addressed to the Board of Directors c/o
Corporate Secretary, at the Corporation's executive offices. In order for a candidate to be considered for any annual meeting, the submission must be received by the Corporation no later than the May 15 preceding such annual meeting. The Corporation anticipates that its next annual meeting will be held in December 2012 (the month when it typically holds its annual meetings).

The Board will evaluate the biographical information and background material relating to each potential candidate and may seek additional information from the submitting stockholder, the potential candidate, and/or other sources. The Board may hold interviews with selected candidates. Individuals recommended by stockholders will be considered under the same factors as individuals recommended by other sources.

"Audit Committee Financial Expert." The Board of Directors has determined that Mr. Ronald Tassello, a member of the Audit Committee, is the Corporation's "audit committee financial expert" as that term is defined by SEC rules. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, Mr. Tassello would be "independent" for these purposes.


INDEPENDENT PUBLIC ACCOUNTANTS

On August 16, 2010, the Corporation was notified that Amper, Politziner and Mattia, LLP ("Amper"), the Corporation's independent registered public accounting firm, combined its practice with that of Eisner LLP ("Eisner") and that the combined practice operates under the name EisnerAmper LLP ("EisnerAmper"). The Audit Committee of the Corporation's Board of Directors amended the Corporation's engagement of Amper to provide for EisnerAmper to serve as the Corporation's independent registered public accounting firm effective August 16, 2010. The Audit Committee has selected EisnerAmper as the Corporation's independent registered public accounting firm for the current fiscal year. It is expected that a representative of EisnerAmper will be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The audit reports on the financial statements of the Corporation as of and for the years ended June 30, 2010 and June 30, 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Corporation's fiscal year ended June 30, 2010 and the subsequent period through August 16, 2010 (when Amper combined its practice with Eisner), there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Corporation and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement(s) in connection with its report on the Corporation's financial statements for such year or for any subsequent reporting period and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

                                  11


During the Corporation's fiscal year ended June 30, 2010 and the subsequent period through August 16, 2010, the Corporation did not consult with Eisner regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees. For the fiscal year ended June 30, 2011, the aggregate fees billed for audit services rendered by EisnerAmper (or its predecessor Amper prior to August 16, 2010) were $118,400. These services consisted of reviews of the Corporation's quarterly financial statements and the audit of the Corporation's financial statements for the fiscal year ended June 30, 2011.

For the fiscal year ended June 30, 2010, the aggregate fees billed for audit services by Amper (prior to its combination with Eisner) were $77,500. These services consisted of reviews of the Corporation's quarterly financial statements and the audit of the Corporation's annual financial statements for the fiscal year ended June 30, 2010. Subsequent to the combination of Eisner and Amper, EisnerAmper billed the Corporation for an aggregate of $45,100 of audit fees with respect to the audit of the Corporation's financial statements for the fiscal year ended June 30, 2010.

Tax Fees; Audit-Related Fees; All Other Fees. In the fiscal years ended June 30, 2011 and June 30, 2010, there were no other fees billed by Amper or EisnerAmper for professional services rendered to the Corporation.

Report of Audit Committee

The Corporation's Audit Committee is responsible primarily to assist the Board of Directors in fulfilling its responsibilities for providing oversight of the Corporation's accounting and financial reporting practices, as more fully described in its written charter approved by the Board of Directors. The Audit Committee charter is available on the Corporation's website, www.deweyelectronics.com. Management is responsible for preparing the Corporation's financial statements and the Corporation's independent registered public accounting firm is responsible for auditing those statements.

In discharging its responsibilities, the Audit Committee (1) reviewed and discussed the audited financial statements of the Corporation at and for the fiscal year ended June 30, 2011 with management, (2) received the written disclosures and the letter from the Corporation's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and (3) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board, and the independent registered public accounting firm's independence from the Corporation.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2011, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Ronald Tassello, Chairman
LTG James M. Link (USA Ret)
John B. Rhodes


                                   12




APPROVAL OF THE 2011 STOCK OPTION PLAN


General

On September 22, 2011, the Board of Directors of the Corporation adopted the Corporation's 2011 Stock Option Plan (the "2011 Plan" or the "Plan"), subject to stockholder approval. A copy of the 2011 Plan is set forth as Exhibit A to this proxy statement. The Corporation's prior stock option plan, which was last approved by stockholders in 2001, has no more shares available for future grants.

The 2011 Plan, like the prior plan, is intended to give employees of the Corporation and its subsidiary corporations the opportunity to acquire a proprietary interest in the Corporation and an additional incentive to continue their employment and in general to stimulate their efforts on behalf of the Corporation. The Board of Directors believes that the 2011 Plan is necessary in order to achieve these goals.

Description of the 2011 Plan

The following summary of the 2011 Plan is qualified in its entirety by reference to the full text of the plan, which is attached as Exhibit A to this Proxy Statement.

The 2011 Plan is administered by a committee (the "Committee") to be appointed from time to time by the Board of Directors of the Corporation, consisting of at least two members of the Board. The Committee is authorized to, among other things, grant and amend awards under the Plan; adopt and interpret administrative rules for the Plan; interpret the provisions of the Plan and all awards granted under the Plan; and make all factual and other determinations necessary for administration of the Plan.

The maximum number of shares of Common Stock which may be delivered under the 2011 Plan is 133,300, all of which may be granted as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code). Lapsed, expired or terminated options will not count against this limit and shares that were subject to such options will be available for subsequent grants. If the exercise price is paid in Common Stock, the shares delivered by an optionee will not count against this limit and will be available for subsequent grants. If any option is exercised by applying a portion of the shares subject to the option to satisfy the exercise price, only the number of shares actually delivered to the optionee (representing the appreciation in the Common Stock over the exercise price) will count against the share limit. Similarly, shares withheld in order to satisfy tax withholding obligations will not count against the share limit. The shares distributed under the 2011 Plan may be shares held in treasury or authorized but unissued shares.

Options under the 2011 Plan may be granted to any employee of the
Corporation or its subsidiaries.    No more than 13,300 shares may be granted to
any employee within any two consecutive calendar years.

Awards under the 2011 Plan may be incentive stock options within the meaning of Section 422 of the Internal Revenue Code ("ISOs") or non-qualified stock options. The Committee is authorized to determine the employees to whom options will be granted, the number and type of options to be granted to each employee, the timing of such grants, and the terms and conditions of such awards, subject to the following limitations. The option price per share may not be less than the fair market value of a share of Common Stock on the date of grant. The term of an option may not be longer than 10 years. The Committee has discretion to determine the time or times an option becomes exercisable and the extent to which the option may be exercised after an optionee's termination of employment. The Committee is authorized to provide different post-termination provisions based on the nature of and reason for the termination.

The 2011 Plan authorizes the Committee to specify the manner of payment of the option exercise price. Payment may be made in cash, Common Stock, or in any other manner specified by the Committee.

The Committee may provide that the stock options will be transferable by gift to members of the optionee's immediate family or a trust for their benefit, on such terms and conditions as may be set by the Committee.

                                    13


In the event of specified changes in the Corporation's corporate structure, the Board or the Committee has discretion to adjust the number and kinds of shares authorized by the 2011 Plan and authorized to be granted to any employee within any two-year period, the number and kind of shares or other property covered by outstanding awards, and the exercise price of outstanding options in such manner as it deems appropriate to prevent enlargement or dilution of benefits. In the event of certain transactions including certain mergers, sale of assets, or tender offer, the Board or the Committee has discretion to accelerate the time within which options may be exercised, cash out outstanding options, provide for the assumption of outstanding options by a successor corporation, provide that upon exercise instead of receiving Common Stock optionees would receive the consideration they would have received in the transaction in exchange for sharesof Common Stock (or the fair market value of such consideration in cash), and/or provide optionees a period of at least ten days in which to exercise their options after notice of a proposed transaction after which all unexercised options will terminate.

The Board may amend the 2011 Plan without stockholder approval, unless such approval is required by applicable law or regulation. The Committee may amend the terms of any award, provided that no amendment may impair the rights of the
award holder without his or her written consent.   No awards may be granted
under the 2011 Plan  after December 7, 2021.

Federal Income Tax Consequences

The following is a summary of certain federal income tax aspects of stock options which may be awarded under the 2011 Plan based on the laws in effect as of the date hereof.

Non-Qualified Stock Options. An employee generally will not recognize income at the time a non-qualified option is granted. Upon exercise of the option, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. At disposition of the shares, any appreciation after the date of exercise is treated as capital gain; the holding period for purposes of determining whether such gain is long term will begin on the date of exercise.

Incentive Stock Options. An employee generally will not recognize income upon the grant of an ISO or upon its exercise while an employee of the Corporation or one of its subsidiaries or within three months after termination of employment (longer in the case of termination due to disability or death). However, the "spread" between the fair market value of the shares at the time of exercise and the exercise price is includible in the calculation of alternative minimum taxable income for purposes of the alternative minimum tax. The exercise of an ISO after expiration of the specified time periods results in such exercise being treated in the same manner as the exercise of a non-qualified stock option. If the shares received upon exercise are held for the longer of two years after grant and one year after exercise, the optionee will recognize capital gain or loss when he/she disposes of the shares. Such gain or loss will be measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If the shares acquired upon exercise of an ISO are disposed of before the end of the above holding period, the disposition is a "disqualifying disposition," which causes the optionee to recognize ordinary income in an amount generally equal to the lesser of (1) the excess of the value of the shares on the option exercise date over the exercise price or (2) the excess of the amount received upon disposition of the shares over the exercise price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed to the optionee as capital gain.

Company Deductions. As a general rule, the Corporation or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the 2011 Plan, to the extent such income is considered reasonable compensation under the Code. The Corporation will not, however, be entitled to a deduction to the extent compensation in excess of $1 million is paid during any year to any of specified officers named in the Summary Compensation Table of the proxy statement who was employed by the Corporation at year-end, unless the compensation qualifies as "performance-based" under Section 162(m) of the Code or certain other exceptions apply. The Corporation will not be entitled to a deduction with respect to payments which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

                                          14



The closing price of the Common Stock on the OTC Bulletin Board on September 22, 2011 was $1.55 per share.

The enclosed proxy will be voted FOR approval of the 2011 Plan unless a contrary specification is made. The favorable vote of a majority of votes cast on the proposal will be required for approval of the 2011 Plan. Abstentions andbroker non-votes will not be treated as votes cast on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2011 STOCK OPTION PLAN)

EQUITY COMPENSATION PLAN INFORMATION AS OF JUNE 30, 2011


                          (a)               (b)
                       Number of          Weighted-           Number of
                       securities to be   average             securities
                       issued upon        exercise price      remaining
                       exercise of        of outstanding      available
                       outstanding        options, warrants   for future
                       options,           and rights ($)      issuance under
                       warrants and                           equity
                       rights (#)                             compensation
                                                              plans (excluding
                                                              securities
                                                              reflected in
                                                              column (a)) (#)

Plan Category

Equity compensation
 plans approved by
 security holders        52,700             2.6582              59,800




Equity compensation
 plans not approved
 by security holder          --                 --                   --


Total                    52,700             2.6582              59,800


STOCKHOLDER PROPOSALS

Any proposals of stockholders which are intended to be presented at the Corporation's next annual meeting of stockholders must be received by the Corporation not later than July 3, 2012 in order to be considered for inclusion in the Corporation's proxy statement and form of proxy relating to such meeting. If a stockholder proposal is received by the Corporation after September 16, 2012, the persons named as proxies in the form of proxy for the Corporation's 2012 Annual Meeting of Stockholders will be entitled to exercise their discretionary voting power with respect to such proposal.

DISCRETIONARY AUTHORITY

While the notice of annual meeting of stockholders calls for transaction of such other business as may come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. The accompanying form of proxy gives discretionary authority, however, in the event that any additional matters should be presented.

By Order of the Board of Directors


JOHN H.D. DEWEY
Secretary
November 1, 2011

                                      15








EXHIBIT A

THE DEWEY ELECTRONICS CORPORATION
2011 STOCK OPTION PLAN

1.  Purpose of the Plan

The purpose of The Dewey Electronics Corporation 2011 Stock Option Plan (the "Plan") is to give employees of The Dewey Electronics Corporation (the "Corporation") and its subsidiary corporations the opportunity to acquire a proprietary interest in the Corporation and an additional incentive to continue their employment and in general to stimulate their efforts on behalf of the Corporation. As used in the Plan the terms "subsidiary corporation" and "parent corporation" shall have the same meaning as such terms have in Section 424 of the Internal Revenue Code, and shall refer to both present and future such corporations.

2.  Administration.

The Plan shall be administered by a committee (the "Committee") to be appointed from time to time by the Board of Directors of the Corporation (the "Board"), consisting of no less than two members of the Board. While the Board shall endeavor to appoint Committee members each of whom shall qualify as an "outside director" within the meaning of Internal Revenue Code Section 162(m) and as a "non-employee director" within the meaning of Rule 16b-3 under the Securities Act of 1934, as amended, failure of a Committee member to so qualify shall not invalidate a grant of options by the Committee as a grant under this Plan. The Committee from time to time may adopt such rules and regulations as it may deem appropriate for the proper administration of the Plan and from time to time may make such determinations under and interpretations of, and take such steps in connection with, the Plan or the options granted under the Plan as it may in its discretion deem necessary or advisable. Any determination, interpretation, construction or other action made or taken pursuant to the provisions of the Plan by the Committee shall be final, binding and conclusive for all purposes and upon all persons, including, without limitation, the Corporation, its stockholders, optionees and their respective successors in interest.

3.  Shares Subject to the Plan

The shares issuable upon exercise of options which may be granted under the Plan shall not exceed 133,000 shares of the Common Stock of the Corporation, subject to adjustment pursuant to the provisions of paragraph 11 of the Plan, all of which may be granted as incentive stock options within the meaning of Internal Revenue Code Section 422 ("incentive stock options"); no more than 13,300 shares may be granted to any employee within any two consecutive calendar year periods, subject to adjustment as aforesaid. Such shares may be made available either from authorized and unissued Common Stock or from Common Stock issued and held in the treasury of the Corporation. If for any reason any option under the Plan lapses, expires or is terminated in whole or in part, shares of Common Stock subject to such lapsed, expiring or terminated option may again be subjected to options under the Plan. Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax withholding obligations with respect to any option, shall not count against the above limit and shall again be available for awards under the Plan. In the event that any option is exercised by delivery of only the net shares representing the appreciation in the Common Stock over the option price, only the net shares delivered shall count against the Plan's share limit.

4.  Grant of Options; Incentive Stock Option Limitations

The Committee, at any time or from time to time, may grant options under the Plan to such eligible employees as it may select, for such numbers of shares of Common Stock, at such option prices, for such periods, for such type or types of options, at such time or times for exercise and in such form of instrument as the Committee shall designate, subject to the limitations set forth below. The type or types of options may include incentive stock options as defined in
Section 422 of the Internal Revenue Code ("incentive stock options") and non-qualified options. Any option which is either expressly designated as a non-qualified option or which fails to satisfy the requirements for qualification as an incentive stock option shall be a non-qualified option.

                                16




Notwithstanding the provisions of paragraphs 6 and 7 of the Plan, an option granted to an employee who owns more than 10% (taking into account the applicable stock attribution rules of the Internal Revenue Code) of the total voting power of all classes of stock of the Corporation or of any parent or subsidiary corporation of the Corporation will not be an incentive stock option unless (i) the option price is at least 110% of the fair market value of the Common Stock at grant and (ii) the option is not exercisable more than five years after grant.

An option that otherwise qualifies as an incentive stock option nevertheless fails to be an incentive stock option to the extent that the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options (granted under the Plan and all other plans of the Corporation and its parent and subsidiary corporations) are exercisable for the first time in any calendar year exceeds $100,000.

5.  Eligibility

Options may be granted to all employees (including officers) of the Corporation or of its subsidiary corporations, including subsidiary corporations which become such after adoption of the Plan. A director of the Corporation or of a subsidiary corporation who is not an employee will not be eligible to receive an option.

6.  Option Price

The purchase price per share of the shares of Common Stock subject to an option granted under the Plan shall not be less than the fair market value of the Common Stock, as determined by the Committee, at the time of the granting of the option.

7.  Option Period

The term of each option granted under the Plan shall not exceed ten years from the date such option is granted. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be provided by the Committee.

8.  Exercise

Options may be exercised by giving notice of exercise to the Corporation in such form and manner as may be specified by the Corporation specifying the number of shares to be purchased, accompanied by payment of the aggregate option price for such shares. Payment for shares purchased upon exercise of an option granted under the Plan shall be made in such manner as may be specified by the Committee, which may include cash, delivery of shares of Common Stock already owned by the optionee, any other manner permitted by law, or any combination thereof. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall not be deemed to have acquired any shares of Common Stock or have any rights of a stockholder until a certificate for such shares has been duly issued (or the optionee has otherwise been duly recorded as the owner of the shares on the books of the Corporation). Shares issued pursuant to the exercise of options granted under the Plan shall be deemed fully paid and non-assessable.

9.  Non-Transferability of Options

Incentive stock options may be exercised only by the person to whom granted, except that they may be transferred by will or the laws of descent and distribution. In the event of the optionee's death, his or her legal representatives may exercise his or her option. The Committee, in its sole discretion may, at the time of grant or at any time thereafter, permit non-qualified stock options (or incentive stock options which have been amended to become non-qualified options) to be transferred by gift to members of the optionee's immediate family or a trust for their benefit, on such terms and conditions as may be determined by the Committee.

10.  Termination of Employment

Upon the termination of an optionee's employment, his or her options shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions, which may vary based on the nature of and reason for the termination. In no event, however shall an option be exercised after the expiration of the option term.

                                    17


11.  Adjustment in Certain Events

In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock such that an adjustment is determined by the Board or the Committee to be appropriate under the Plan to prevent enlargement or dilution of benefits, then the Board or the Committee shall, in such a manner as it may in its discretion deem equitable, adjust any or all of
(i) the aggregate number and kind of shares reserved for issuance under the Plan and authorized to be granted to any employee within any two-year period, (ii) the number and kind of shares or other property subject to outstanding awards, and (iii) the exercise price of outstanding stock options.

In addition, upon the dissolution or liquidation of the Corporation or upon any reorganization, merger, or consolidation as a result of which the Corporation is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Corporation or the commencement or consummation of a tender offer for the Common Stock, the Board or the Committee may take such action as it in its discretion deems appropriate to (i) accelerate the time within which options vest and/or may be exercised, (ii) cash out outstanding stock options at or immediately prior to the date of such event, (iii) provide for the assumption of outstanding stock options by surviving, successor or transferee corporations,
(iv) provide that in lieu of shares of Common Stock optionees shall be entitled to receive upon exercise the consideration they would have received in such transaction in exchange for such shares of Common Stock (or the fair market value of such consideration in cash), and/or (v) provide that options shall be exercisable for a period of at least ten business days from the date of receipt of a notice from the Company of such proposed event, following the expiration of which period any unexercised options shall terminate.

No fractional shares shall be issued or delivered under the Plan. The Board or Committee shall determine whether the value of fractional shares shall be paid in cash or other property, or whether such fractional shares and any rights thereto shall be cancelled without payment.

The Board's or Committee's determination as to which adjustments shall be made under this paragraph 11 and the extent thereof shall be final, binding and conclusive.

12.  Amendment or Discontinuance of the Plan

No option shall be granted under this Plan after December 7, 2021.  The
Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable laws or regulations or the requirements of any stock exchange or market on which the Common Stock is listed or traded.

The Committee may amend the terms of any award prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent.

13.  Restrictions on Disposition

Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Stock subject or related thereto upon any securities exchange or market or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Common Stock, is necessary or desirable in order to satisfy any legal requirements, such stock options shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. The application of this paragraph shall not extend the term of any stock option. The Corporation shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws or to compensate the optionee for any loss caused by the implementation of this paragraph 13.

14.  Indemnification

No member of the Board of Directors or the Committee nor any officer or employee of the Corporation acting on behalf of the Board or the Committee shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan or any award hereunder. The Corporation shall indemnify all members of the Board and the Committee and all such officers and employees acting on their behalf, to the extent permitted by law, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan.

                                      18


15.  Right to Terminate Employment

Nothing contained in the Plan or in any stock option granted under the Plan shall restrict the right of the Corporation or any of its subsidiary corporations to terminate the employment of any optionee at any time, with or without cause.

16.  Tax Withholding

Each award holder shall, no later than the date as of which an amount with respect to an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements. The Corporation and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such required tax withholdings from any payment of any kind otherwise due to the award holder.

To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the minimum amount of any required tax withholding obligation satisfied by having the Corporation withhold shares of Common Stock otherwise deliverable to such person with respect to the award. Alternatively, the Committee may require that a portion of the shares of Common Stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the award.

17.  Miscellaneous

Nothing in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including arrangements providing for the issuance of Common Stock.

Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

Although the Corporation may endeavor to qualify an award for favorable tax treatment (e.g. incentive stock options under Internal Revenue Code Section 422) or to avoid adverse tax treatment (e.g. under Internal Revenue Code Section
409A), the Corporation makes no representation that the desired tax treatment will be available and expressly disclaims any liability for the failure to maintain favorable or avoid unfavorable tax treatment.

18.  Effective Date

The Plan shall become effective on December 8, 2011, subject to approval of the shareholders of the Corporation on such date.




                                  19






REVOCABLE PROXY
THE DEWEY ELECTRONICS CORPORATION

__PLEASE MARK VOTES AS IN THIS EXAMPLE

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JOHN H.D. DEWEY and RONALD TASSELLO, or either of them, with power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of The Dewey Electronics Corporation to be held on December 8, 2011 at 10:00 A.M. (Eastern Standard Time) at the offices of the Corporation at 27 Muller Road, Oakland, New Jersey, and any adjournments thereof with all power which the undersigned would possess if personally present and to vote all shares of common stock of the Corporation held by the undersigned, which may be entitled to vote at said meeting upon the following matter and upon other matters as may come before the meeting.

1.  ELECTION OF DIRECTORS            FOR        WITHHOLD       FOR ALL EXCEPT
     (except as marked to the contrary below)

John H.D. Dewey, James M. Link, John Rhodes,
Nathaniel Roberts, Ronald Tassello

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:


2.  APPROVAL OF 2011 STOCK
 OPTION PLAN                        FOR        AGAINST         ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of the nominees listed above and FOR approval of the 2011 Stock Option Plan.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President, or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this             Date_______________
Proxy in the box below.

_______________________________    _____________________________
Stockholder sign above                Co-holder (if any sign above)